UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 12, 2014

WILSHIRE BANCORP, INC.

(Exact name of registrant as specified in its charter)

California	000-50923	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles, California 90010
(Address of principal executive offices) (Zip Code)

(213) 387-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                     OTHER EVENTS

On March 13, 2014, Wilshire Bancorp, Inc. issued a press release announcing that its Board of Directors approved a cash dividend of $0.05 per common share, payable on April 15, 2014, to stockholders of record at the close of business on March 31, 2014.  The quarterly cash dividend was approved by the Board of Directors on March 12, 2014.  A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01                FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

Exhibit 99.1    Press release dated March 13, 2014.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: March 13, 2014	By:	/s/ Alex Ko
Alex Ko, Executive Vice President, Chief Financial Office

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 13, 2014 issued by Wilshire Bancorp, Inc.